Exhibit 99.1
                                                                  ------------

                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of February 14, 2007, by and among the parties signatories hereto.

     The undersigned hereby agree that the Statement on Schedule 13G with respect to the shares of Class A stock, par value $0.01 per share, of Resource America, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


                               SPENCER CAPITAL MANAGEMENT, LLC



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               SPENCER CAPITAL OPPORTUNITY FUND, LP

                               By:  Spencer Capital Partners, LLC,
                                    Its General Partner



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               SPENCER CAPITAL PARTNERS, LLC



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member


                               SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.


                               By:  Spencer Capital Offshore Partners, LLC,
                                    Its Investment Manager



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member






                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]

                               SPENCER CAPITAL OFFSHORE PARTNERS, LLC



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               CIL SPENCER LIMITED

                               By:  Spencer Capital Management, LLC,
                                    Its Investment Manager



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               COLUMBIA AVENUE CAPITAL, LLC

                               By:  Spencer Capital Management, LLC,
                                    Its Investment Manager


                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               SPENCER CAPITAL SELECT FUND, LP

                               By:  Spencer Select Partners, LLC,
                                    Its General Partner



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               SPENCER SELECT PARTNERS, LLC


                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA
                                    Title: Managing Member



                               By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                    --------------------------------------------
                                    Name:  Kenneth H. Shubin Stein, MD, CFA


                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]